UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2007

RUBY TUESDAY, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue

Maryville, Tennessee 37801

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On December 20, 2007, Ruby Tuesday, Inc. (the “Company”) issued a press release announcing the Company’s preliminary financial results for the fiscal quarter ended December 4, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release dated December 20, 2007 (this press release is being furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.

(Registrant)

By:/s/ Marguerite N. Duffy

Marguerite N. Duffy

Senior Vice President and

Chief Financial Officer

Date: December 20, 2007